EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours
VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE AT THE TELEPHONIC MEETING on [ ], 2022 at X:XX x.m. Eastern Time. Please refer to the Proxy Statement for instructions on how to participate in the Telephonic Meeting.

Please detach at perforation before mailing.

STONE HARBOR INVESTMENT FUNDS

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON [  ], 2022

This proxy is solicited on behalf of the Board of Trustees. The undersigned hereby appoints Rachel Greer, Adam J. Shapiro and Jeffrey S. Scott and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Stone Harbor Emerging Markets Corporate Debt Fund (the “Fund”), a series of Stone Harbor Investment Funds, which the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of the Fund to be held via virtual format by conference call on [  ], 2022 at X:XX x.m. (Eastern time) (the “Meeting”), and at any adjournments or postponements thereof. Please refer to the Proxy Statement for instructions on how to participate in the Telephonic Meeting. The undersigned hereby acknowledges receipt of the Notice of Joint Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting either by submitting a letter of revocation or execution of a subsequent proxy card to the Fund, c/o Stone Harbor Investment Partners LP, 31 West 52nd Street, New York, New York 10019 prior to the date of the Meeting or by voting at the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposal and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of the Proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

[XXX XXXXX XXXXX]

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the

Joint Special Meeting of Shareholders to be held on [  ], 2022.

The Proxy Statement and Proxy Card for this Meeting are available at:

https://www.proxy-direct.com/alp-31852

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. EXAMPLE:	X

A	Proposal THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

1. To approve the Agreement and Plan of Reorganization by and among Stone Harbor Investment Funds, on behalf of Stone Harbor Emerging Markets Corporate Debt Fund, Virtus Opportunities Trust, on behalf of Virtus Stone Harbor Emerging Markets Corporate Debt Fund, Stone Harbor Investment Partners LP, and Virtus Alternative Investment Advisers, Inc.	FOR ☐	AGAINST ☐	ABSTAIN ☐

2. To consider and vote upon such other matters, including adjournments, as may properly come before the Meeting or any adjournments thereof.	FOR ☐	AGAINST ☐	ABSTAIN ☐

B	Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below within the box	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature
/ /

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xxxxxxxxxxxxxx	xxxxxxxxxxxxx xxxxxxxx

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours
VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours
VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE AT THE TELEPHONIC MEETING on [ ], 2022 at X:XX x.m. Eastern Time. Please refer to the Proxy Statement for instructions on how to participate in the Telephonic Meeting.

Please detach at perforation before mailing.

STONE HARBOR INVESTMENT FUNDS

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON [ ], 2022

This proxy is solicited on behalf of the Board of Trustees. The undersigned hereby appoints Rachel Greer, Adam J. Shapiro and Jeffrey S. Scott and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Stone Harbor Emerging Markets Debt Allocation Fund (the “Fund”), a series of Stone Harbor Investment Funds, which the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of the Fund to be held via virtual format by conference call on [ ], 2022 at X:XX x.m. (Eastern time) (the “Meeting”), and at any adjournments or postponements thereof. Please refer to the Proxy Statement for instructions on how to participate in the Telephonic Meeting. The undersigned hereby acknowledges receipt of the Notice of Joint Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting either by submitting a letter of revocation or execution of a subsequent proxy card to the Fund, c/o Stone Harbor Investment Partners LP, 31 West 52nd Street, New York, New York 10019 prior to the date of the Meeting or by voting at the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposal and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of the Proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

[XXX   XXXXX   XXXXX]

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the

Joint Special Meeting of Shareholders to be held on [ ], 2022.

The Proxy Statement and Proxy Card for this Meeting are available at:

https://www.proxy-direct.com/alp-31852

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. EXAMPLE:	X

A	Proposal THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

1. To approve the Agreement and Plan of Reorganization by and among Stone Harbor Investment Funds, on behalf of Stone Harbor Emerging Markets Debt Allocation, Virtus Opportunities Trust, on behalf of Virtus Stone Harbor Emerging Markets Debt Allocation Fund, Stone Harbor Investment Partners LP, and Virtus Alternative Investment Advisers, Inc.	FOR	AGAINST	ABSTAIN
	☐	☐	☐

2. To consider and vote upon such other matters, including adjournments, as may properly come before the Meeting or any adjournments thereof.	FOR	AGAINST	ABSTAIN
	☐	☐	☐

B	Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below

Note:	Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below within the box	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature
/ /

Scanner bar code

xxxxxxxxxxxxxx	xxxxxxxxxxxxx xxxxxxxx

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE AT THE TELEPHONIC MEETING on [ ], 2022 at X:XX x.m. Eastern Time. Please refer to the Proxy Statement for instructions on how to participate in the Telephonic Meeting.

Please detach at perforation before mailing.

STONE HARBOR INVESTMENT FUNDS

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON [  ], 2022

This proxy is solicited on behalf of the Board of Trustees. The undersigned hereby appoints Rachel Greer, Adam J. Shapiro and Jeffrey S. Scott and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Stone Harbor Emerging Markets Debt Fund (the “Fund”), a series of Stone Harbor Investment Funds, which the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of the Fund to be held via virtual format by conference call on [ ], 2022 at X:XX x.m. (Eastern time) (the “Meeting”), and at any adjournments or postponements thereof. Please refer to the Proxy Statement for instructions on how to participate in the Telephonic Meeting. The undersigned hereby acknowledges receipt of the Notice of Joint Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting either by submitting a letter of revocation or execution of a subsequent proxy card to the Fund, c/o Stone Harbor Investment Partners LP, 31 West 52nd Street, New York, New York 10019 prior to the date of the Meeting or by voting at the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposal and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of the Proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

[XXX    XXXXX     XXXXX]

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the

Joint Special Meeting of Shareholders to be held on [  ], 2022.

The Proxy Statement and Proxy Card for this Meeting are available at:

https://www.proxy-direct.com/alp-31852

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. EXAMPLE:	X

A	Proposal THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

1. To approve the Agreement and Plan of Reorganization by and among Stone Harbor Investment Funds, on behalf of Stone Harbor Emerging Markets Debt Fund, Virtus Opportunities Trust, on behalf of Virtus Stone Harbor Emerging Markets Debt Fund, Stone Harbor Investment Partners LP, and Virtus Alternative Investment Advisers, Inc.	FOR ☐	AGAINST ☐	ABSTAIN ☐

2. To consider and vote upon such other matters, including adjournments, as may properly come before the Meeting or any adjournments thereof.	FOR ☐	AGAINST ☐	ABSTAIN ☐

B	Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below within the box	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature
/ /

Scanner bar code

xxxxxxxxxxxxxx	xxxxxxxxxxxxx xxxxxxxx

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE AT THE TELEPHONIC MEETING on [ ], 2022 at X:XX x.m. Eastern Time. Please refer to the Proxy Statement for instructions on how to participate in the Telephonic Meeting.

Please detach at perforation before mailing.

STONE HARBOR INVESTMENT FUNDS

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON [ ], 2022

This proxy is solicited on behalf of the Board of Trustees. The undersigned hereby appoints Rachel Greer, Adam J. Shapiro and Jeffrey S. Scott and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Stone Harbor High Yield Bond Fund (the “Fund”), a series of Stone Harbor Investment Funds, which the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of the Fund to be held via virtual format by conference call on [ ], 2022 at X:XX x.m. (Eastern time) (the “Meeting”), and at any adjournments or postponements thereof. Please refer to the Proxy Statement for instructions on how to participate in the Telephonic Meeting. The undersigned hereby acknowledges receipt of the Notice of Joint Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting either by submitting a letter of revocation or execution of a subsequent proxy card to the Fund, c/o Stone Harbor Investment Partners LP, 31 West 52nd Street, New York, New York 10019 prior to the date of the Meeting or by voting at the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposal and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of the Proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

[XXX   XXXXX   XXXXX]

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the

Joint Special Meeting of Shareholders to be held on [ ], 2022.

The Proxy Statement and Proxy Card for this Meeting are available at:

https://www.proxy-direct.com/alp-31852

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. EXAMPLE:	X

A	Proposal THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

1. To approve the Agreement and Plan of Reorganization by and among Stone Harbor Investment Funds, on behalf of Stone Harbor High Yield Bond Fund, Virtus Opportunities Trust, on behalf of Virtus Stone Harbor High Yield Bond Fund, Stone Harbor Investment Partners LP, and Virtus Alternative Investment Advisers, Inc.	FOR ☐	AGAINST ☐	ABSTAIN ☐

2. To consider and vote upon such other matters, including adjournments, as may properly come before the Meeting or any adjournments thereof.	FOR ☐	AGAINST ☐	ABSTAIN ☐

B	Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below

Note:	Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below within the box	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature
/ /

Scanner bar code

xxxxxxxxxxxxxx	xxxxxxxxxxxxx	xxxxxxxx

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE AT THE TELEPHONIC MEETING on [ ], 2022 at X:XX x.m. Eastern Time. Please refer to the Proxy Statement for instructions on how to participate in the Telephonic Meeting.

Please detach at perforation before mailing.

STONE HARBOR INVESTMENT FUNDS

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON [ ], 2022

This proxy is solicited on behalf of the Board of Trustees. The undersigned hereby appoints Rachel Greer, Adam J. Shapiro and Jeffrey S. Scott and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Stone Harbor Local Markets Fund (the “Fund”), a series of Stone Harbor Investment Funds, which the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of the Fund to be held via virtual format by conference call on [ ], 2022 at X:XX x.m. (Eastern time) (the “Meeting”), and at any adjournments or postponements thereof. Please refer to the Proxy Statement for instructions on how to participate in the Telephonic Meeting. The undersigned hereby acknowledges receipt of the Notice of Joint Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting either by submitting a letter of revocation or execution of a subsequent proxy card to the Fund, c/o Stone Harbor Investment Partners LP, 31 West 52nd Street, New York, New York 10019 prior to the date of the Meeting or by voting at the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposal and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of the Proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

[XXX  XXXXX   XXXXX]

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the

Joint Special Meeting of Shareholders to be held on [ ], 2022.

The Proxy Statement and Proxy Card for this Meeting are available at:

https://www.proxy-direct.com/alp-31852

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. EXAMPLE:	X

A	Proposal THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

1. To approve the Agreement and Plan of Reorganization by and among Stone Harbor Investment Funds, on behalf of Stone Harbor Local Markets Fund, Virtus Opportunities Trust, on behalf of Virtus Stone Harbor Local Markets Fund, Stone Harbor Investment Partners LP, and Virtus Alternative Investment Advisers, Inc.	FOR	AGAINST	ABSTAIN
	☐	☐	☐

2. To consider and vote upon such other matters, including adjournments, as may properly come before the Meeting or any adjournments thereof.	FOR	AGAINST	ABSTAIN
	☐	☐	☐

B	Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below

Note:	Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below within the box	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature
/ /

Scanner bar code

xxxxxxxxxxxxxx	xxxxxxxxxxxxx	xxxxxxxx

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE AT THE TELEPHONIC MEETING on [ ], 2022 at X:XX x.m. Eastern Time. Please refer to the Proxy Statement for instructions on how to participate in the Telephonic Meeting.

Please detach at perforation before mailing.

STONE HARBOR INVESTMENT FUNDS

PROXY FOR A JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON [ ], 2022

This proxy is solicited on behalf of the Board of Trustees. The undersigned hereby appoints Rachel Greer, Adam J. Shapiro and Jeffrey S. Scott and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Stone Harbor Strategic Income Fund (the “Fund”), a series of Stone Harbor Investment Funds, which the undersigned is entitled to vote at the Joint Special Meeting of Shareholders of the Fund to be held via virtual format by conference call on [ ], 2022 at X:XX x.m. (Eastern time) (the “Meeting”), and at any adjournments or postponements thereof. Please refer to the Proxy Statement for instructions on how to participate in the Telephonic Meeting. The undersigned hereby acknowledges receipt of the Notice of Joint Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. This proxy may be revoked at any time prior to its exercise at the Meeting either by submitting a letter of revocation or execution of a subsequent proxy card to the Fund, c/o Stone Harbor Investment Partners LP, 31 West 52nd Street, New York, New York 10019 prior to the date of the Meeting or by voting at the Meeting.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposal and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of the Proposal.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

[XXX  XXXXX   XXXXX]

PLEASE SIGN, DATE ON THE REVERSE SIDE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx	code

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

VOTE THIS PROXY CARD TODAY!

Important Notice Regarding the Availability of Proxy Materials for the

Joint Special Meeting of Shareholders to be held on [ ], 2022.

The Proxy Statement and Proxy Card for this Meeting are available at:

https://www.proxy-direct.com/alp-31852

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. EXAMPLE:	X

A	Proposal THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

1. To approve the Agreement and Plan of Reorganization by and among Stone Harbor Investment Funds, on behalf of Stone Harbor Strategic Income Fund, Virtus Opportunities Trust, on behalf of Virtus Stone Harbor Strategic Income Fund, Stone Harbor Investment Partners LP, and Virtus Alternative Investment Advisers, Inc.	FOR	AGAINST	ABSTAIN
	☐	☐	☐

2. To consider and vote upon such other matters, including adjournments, as may properly come before the Meeting or any adjournments thereof.	FOR	AGAINST	ABSTAIN
	☐	☐	☐

B	Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below

Note:	Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) ─ Please print date below within the box	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature
/ /

Scanner bar code

xxxxxxxxxxxxxx	xxxxxxxxxxxxx	xxxxxxxx